PACIFIC MERCANTILE BANCORP 2019 EQUITY INCENTIVE PLAN STOCK OPTION AGREEMENT Type of Option: [AWARD NAME] This Stock Option Agreement (the “Agreement”) is entered into as of [GRANT DATE] (the “Grant Date”) by and between PACIFIC MERCANTILE BANCORP, a California corporation (the “Company”), and [PARTICIPANT NAME] (the “Optionee”) pursuant to the Company’s 2019 Equity Incentive Plan (the “Plan”). Unless otherwise defined in this Agreement, terms with initial capital letters shall have the meanings set forth in the Plan. 1. Grant of Option. The Company hereby grants to Optionee an option (the “Option”) to purchase all or any portion of a total of [TOTAL AWARDS] shares (the “Shares”) of the Common Stock of the Company at a purchase price of [GRANT PRICE] per Share (the “Exercise Price”), subject to the terms and conditions set forth herein and the provisions of the Plan. If the Type of Option noted above is “Option (ISO)”, then this Option is intended to qualify as an “incentive stock option” as defined in Code Section 422. If this Option fails in whole or in part to qualify as an ISO, or the Type of Option noted above is “Option (NQ)”, then this Option shall to that extent constitute a Nonqualified Stock Option. 2. Vesting of Option. (a) The right to exercise this Option shall vest as follows: [VEST SCHEDULE TABLE] From and after the date that any installment of the Shares become vested, but subject to the provisions of Paragraph 2(b) hereof, Optionee shall be entitled to exercise the vested portion of this Option at any time in whole or from time to time in part as the Optionee desires. (b) No additional Shares shall vest after the date of termination of Optionee’s Continuous Service, but this Option shall continue to be exercisable in accordance with Section 3 hereof with respect to that number of Shares that have vested as of the date of termination of Optionee’s Continuous Service. 3. Term of Option. Subject to Section 14 hereof, Optionee’s right to exercise this Option shall terminate upon the first to occur of the following: (a) the expiration of ten (10) years from the Grant Date; (b) the expiration of three (3) months from the date of termination of Optionee’s Continuous Service if such termination occurs for any reason other than Disability or death of the Optionee, voluntary resignation by the Optionee, or termination of the Optionee SMRH:4832-4754-5239.3 -1-

by the Company for Cause; provided, however, that if Optionee dies during such three-month period the provisions of Section 3(e) below shall apply; (c) the expiration of three (3) months from the date of termination of Optionee’s Continuous Service if such termination occurs due to voluntary resignation; provided, however, that if Optionee dies during such three-month period the provisions of Section 3(e) below shall apply; (d) the expiration of one (1) year from the date of termination of Optionee’s Continuous Service if such termination is due to the Disability of the Optionee; (e) the expiration of one (1) year from the date of termination of Optionee’s Continuous Service if such termination is due to Optionee’s death or if Optionee’s death occurs during either the three-month periods following termination of Optionee’s Continuous Service pursuant to Section 3(b) or 3(c) above, as the case may be; (f) the date of termination of Optionee’s Continuous Service if such termination is due to the termination of the Optionee by the Company for Cause, as such term is defined below; or (g) upon the consummation of a Change of Control, unless otherwise provided pursuant to Section 9 below. Notwithstanding the foregoing, Optionee’s right to exercise this Option may be suspended by the Committee in accordance with Section 10 hereof. After such suspension, Optionee’s right to exercise this Option shall be terminated or reinstated upon a determination that Cause for termination of the Optionee’s Continuous Service does or does not exist, respectively. For purposes of this Agreement and as used herein, the term “Cause” means, with respect to the Optionee, the occurrence of any of the following: (i) Optionee’s personal dishonesty, willful misconduct, or breach of fiduciary duty involving personal profit, (ii) Optionee’s continuing intentional or habitual failure to perform stated duties, (iii) Optionee’s violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), including but not limited to any state or federal banking or securities law, (iv) Optionee’s willful and intentional violation of the bylaws, rules, policies or resolutions of the Company or Pacific Mercantile Bank, a California banking corporation, or the rules or regulations of or any final order issued by the Federal Reserve System, the California Department of Financial Institutions, or the Federal Deposit Insurance Corporation, (v) Optionee’s material breach of any provision of an employment or independent contractor agreement with the Company, or (vi) any other act or omission by Optionee that could reasonably be expected to adversely affect the Company’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (vi), whether or not “Cause” exists will be determined in accordance with the Plan. Optionee’s Continuous Service shall be deemed to have been terminated for Cause if, after Optionee’s Continuous Service has SMRH:4832-4754-5239.3 -2-

terminated, facts and circumstances are discovered that would have justified a termination of Optionee’s Continuous Service for Cause. 4. Exercise of Option. On or after the vesting of any portion of this Option in accordance with the terms of this Agreement or the Plan, and until termination of the right to exercise this Option in accordance with this Agreement or the Plan, the portion of this Option which has vested may be exercised in whole or in part by the Optionee (or, after his or her death, by the person designated in Section 5 below) upon delivery of the following to the Company at its principal executive offices: (a) a written notice of exercise which identifies this Agreement and states the number of Shares then being purchased (but no fractional Shares may be purchased); (b) a check or cash in the amount of the Exercise Price (or payment of the Exercise Price in such other form of lawful consideration as the Committee may approve from time to time under the provisions of Section 6.5 of the Plan); and (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company’s withholding obligations under federal, state or other applicable tax laws with respect to the taxable income, if any, recognized by the Optionee in connection with the exercise of this Option (unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee’s wages, bonus or other compensation payable to Optionee, or by the withholding of Shares issuable upon exercise of this Option or the delivery of Shares owned by the Optionee in accordance with Section 5.4 of the Plan, provided such arrangements satisfy the requirements of applicable tax laws). 5. Death of Optionee; No Assignment. The rights of the Optionee under this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Any attempt to sell, pledge, assign, hypothecate, transfer or dispose of this Option in contravention of this Agreement or the Plan shall be void and shall have no effect. If the Optionee’s Continuous Service terminates as a result of his or her death, Optionee’s rights hereunder shall automatically accelerate immediately and Optionee’s legal representative, his or her legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (individually, a “Successor”) shall succeed to the Optionee’s rights and obligations under this Agreement. After the death of the Optionee, only a Successor may exercise this Option. 6. Disability of Optionee. If the Optionee’s Continuous Service terminates as a result of his or her Disability, Optionee’s rights hereunder shall automatically accelerate immediately and Optionee or Optionee’s Successor, as applicable, shall succeed to the Optionee’s rights and obligations under this Agreement. 7. Receipt of Plan by Optionee. Optionee acknowledges receipt of a copy of the Plan (and the Plan’s prospectus) and understands that all rights and obligations connected with this Option are set forth in this Agreement and in the Plan. SMRH:4832-4754-5239.3 -3-

8. Adjustments Upon Changes in Capital Structure . If the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a stock split, combination of shares, reclassification, stock dividend or other similar change in the capital structure of the Company, then appropriate adjustment shall be made by the Committee to the number of Shares subject to the unexercised portion of this Option and to the Exercise Price per Share, in order to preserve, as nearly as practical, but not to increase, the benefits of the Optionee under this Option, in accordance with the provisions of Section 11.1 of the Plan. 9. Change of Control. (a) In the event of a Change of Control , the vesting of this Option pursuant to Section 2 above shall automatically accelerate in full upon the occurrence of a Qualifying Termination if the Qualifying Termination occurs on the date of or within one (1) year following a Change of Control. For purposes of this Agreement and as used herein, “Qualifying Termination” shall mean: (i) Optionee’s Continuous Service is terminated by the Company without Cause. (ii) Optionee’s Continuous Service is terminated by Optionee within seventy five (75) days following the initial occurrence of any of the following conditions which arise without Optionee’s consent (and which must initially occur on or after the date of the Change of Control) and are not remedied by the Company within thirty (30) days following written notice to the Company of such condition from Optionee (and such Optionee notice must be provided to the Company within thirty (30) days of the initial occurrence of the condition): (A) a material diminution in Optionee’s base compensation; (B) a material diminution in Optionee’s authority, duties or responsibilities; or (C) a material change in the geographic location at which Optionee must perform his or her duties. (b) Following a Change of Control, this Option shall terminate on consummation of the Change of Control if and to the extent not exercised prior thereto, unless: (i) The Company succeeds in obtaining an agreement of the other parties to the Change of Control transaction, that provides for (i) the continuance of this Option and the Plan, subject to any adjustments in the terms of this Option determined by the Committee to be necessary to maintain the continued effectiveness of the Option and to preserve, but not increase, the economic benefits conferred on the Optionee by this Option Agreement, or (ii) this Option to be assumed and the Plan to continue in full force and effect, or (iii) there is issued by another party to the Change of Control transaction, in exchange for or in substitution of this Option, new options or rights of comparable value covering shares of such successor corporation or its parent corporation, with appropriate adjustments as to the number SMRH:4832-4754-5239.3 -4-

and kind of shares and Exercise Price, in which event the Plan and this Option, or the new option substituted therefor, shall continue in the manner and under the terms so provided; or (ii) the Change of Control takes the form of a purchase of newly issued or outstanding Shares, in which the Company’s corporate structure is left unchanged and ther e is no plan or intention to merge or combine the Company with another entity, such that the Change of Control will have no adverse effect on the Option or the rights or economic benefits conferred on the Optionee by this Agreement. (c) Following a Change in Control and notwithstanding Section 9(b) hereof, the Company shall not compel the forfeiture of this Option except in accordance with the Plan. The Committee shall cause written notice of the proposed transaction to be given to the Optionee not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction; provided, however, that the failure to give, or any delay in giving, such notice shall not invalidate or entitle Optionee or any other person to delay, the effectiveness of the Change of Control. 10. Suspension or Termination of Option . If at any time (including after a notice of exercise has been delivered) it is suspected that Optionee has committed an act that gives rise to the Company’s right to terminate Optionee’s Continuous Service for Cause (which includes a failure to act), the Committee may suspend Optionee’s right to exercise any Award (or vesting or settlement of any Award) including the Option granted hereunder, pending a determination of whether there was in fact an act giving rise to Cause. If it is determined that Optionee has committed an act giving rise to Cause, neither Optionee nor Optionee’s Successor shall be entitled to exercise any outstanding Award whatsoever and all of Optionee’s outstanding Awards, including the Option granted hereunder, shall automatically terminate without any further action by the Company and without any consideration to Optionee. 11. No Employment Contract Created. Neither the granting of this Option nor the exercise hereof shall be construed as granting to the Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will the Optionee’s employment at any time (whether by dismissal, discharge or otherwise), with or without Cause, is specifically reserved. 12. No Rights as Shareholder. The Optionee (or transferee of this Option by will or by the laws of descent and distribution) shall have no rights as a shareholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate or certificates to him or her for such Shares, notwithstanding the exercise of this Option. 13. Tax Consequences. The Optionee has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the SMRH:4832-4754-5239.3 -5-

Optionee’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. 14. Clawback Policy. By accepting this Award, the Optionee is expressly acknowledging and agreeing to be bound by the Clawback Policy provisions contained in Section 10.8 of the Plan. 15. Interpretation. This Option is granted pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Committee shall interpret and construe this Option and the Plan, and any action, decision, interpretation or determination made in good faith by the Committee shall be final and binding on the Company and the Optionee. 16. Notices. Any notice, demand or request required or permitted to be delivered by either the Company or the Optionee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, deposited with a reputable courier service, or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties at the respective addresses, or such other address as a party may request by notifying the other in writing. 17. Employment Agreement . If any employment agreement (or other similar written agreement) exists between Optionee and the Company as of the Grant Date and expressly includes a different definition of “Cause” than as set forth herein, the defined term contained in the employment agreement (or other similar written agreement) shall govern and shall supersede the definition of Cause set forth herein. 18. Rights and Cooperation. The rights of the Company under this Agreement and the Plan shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Optionee under this Agreement may only be assigned with the prior written consent of the Company. The Optionee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement. 19. Governing Law. The validity, construction, interpretation, and effect of this Option shall be governed by and determined in accordance with the laws of the State of California. 20. Severability. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding. 21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument. SMRH:4832-4754-5239.3 -6-

22. Acknowledgements . By signing below, Optionee accepts this grant of an Option and hereby represents that Optionee: (i) agrees to the terms and conditions of the Plan and this Agreement; (ii) has reviewed the Plan (and the Plan’s prospectus) and this Agreement in their entirety, and has had an opportunity to obtain the advice of legal counsel and/or Optionee’s tax advisor with respect thereto; (iii) fully understands and accepts all provisions of the Plan and this Agreement; (iv) agrees to accept as binding, conclusive, and final all of the Committee’s decisions regarding, and all interpretations of, the Plan and this Agreement; and (v) agrees to promptly notify the Company in writing upon any change in Optionee’s home address. IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. PACIFIC MERCANTILE BANCORP “OPTIONEE” ______________________________ [PARTICIPANT NAME] Signature: Signature: [PARTICIPANT NAME] Print Name: Print Name: Title: [GRANT DATE] [ACCEPTANCE DATE] Date: Date: SMRH:4832-4754-5239.3 -7-